FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 25, 2001


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-10
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-10, on September 25, 2001. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated November 30, 1998, between and among Structured Asset Mortgage Investments Inc., as Seller, Bankers Trust Company of California, N.A., as Trustee, and Liberty Lending Services, Inc., as Master Servicer.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.34) September 25, 2001 - Information on Distribution to
                                          Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:  October 15, 2001               By:    /S/Samuel Molinaro
                                             Samuel Molinaro
                                             Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.34)       September 25, 2001 - Information on
                   Distribution to Certificateholders




            September 25, 2001 - INFORMATION ON DISTRIBUTION EXHIBIT 28.34
                                   TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1998-10









                                Principal Amt.
 Certificate        Face           Prior to       Interest        Principal       Total               Ending
   Class            Value        Distribution    Distributed      Distributed   Distribution          Balance
       A      $ 211,895,600   $    89,198,599       512,891.94     4,660,200     $5,173,092     $  84,538,399.18
      PO             90,487            60,056             0              214            214            59,841.62
     X(*)       222,864,136       101,479,889        68,623.79             0         68,624        96,811,155.57
     B-1          6,856,700         6,605,891        38,026.52         7,416         45,442         6,605,891.37
     B-2          3,999,700         3,857,722        22,180.90         4,326         26,508         3,853,396.47
     B-3          2,285,600         2,204,468        12,675.69         2,472         15,148         2,201,995.91
     B-4          1,599,900         1,543,108         8,872.87         1,730         10,603         1,541,377.83
     B-5            685,700           661,397         3,803.03           742          4,545           660,655.42
     B-6          1,142,814           881,633         5,069.39           989          6,058           880,644.42
      R                 100                 0             0                0              0                 0



(*) Repeats Notional Balance
